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                                                                  Exhibit (a)(3)

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                       OF

                              THE NORTH FACE, INC.

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to tender shares of common stock, par value $0.0025 per share, and the associated preferred share purchase rights (the "Shares"), of The North Face, Inc., a Delaware corporation (the "Company"), pursuant to the Offer (as defined below) if certificates evidencing Shares (the "Share Certificates") are not immediately available or the Share Certificates and all other documents required by the Letter of Transmittal cannot be delivered to American Stock Transfer & Trust Company (the "Depositary"), on or prior to the Expiration Date (as defined in the Offer to Purchase), or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand, facsimile transmission, telex or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase).

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

             By Mail:                  By Facsimile Transmission:       By Hand or Overnight Delivery:
          40 Wall Street                     (718) 234-5001                     40 Wall Street
            46th Floor               Confirm Facsimile Transmission               46th Floor
     New York, New York 10005                by Telephone:                 New York, New York 10005
 Attn: Reorganization Department                                       Attn: Reorganization Department
                                             (718) 921-8200

                            ------------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Sequoia Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of VF Corporation, a Pennsylvania corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 19, 2000 (the "Offer to Purchase") and in the related Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Signature(s):
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Name(s) of Record Holders:

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                             (Please Type or Print)

Number of Shares:
---------------------------------

Share Certificate No(s). (if available)

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Dated:
---------------------------------------, 2000
Address:
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                                                                      (Zip Code)
Area Code and Tel. No(s):

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Check box if Shares will be tendered by book-entry transfer. [ ]

DTC Account Number:
---------------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a firm that is a commercial bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by the Transfer Association, Inc., hereby guarantees to either deliver to the Depositary certificates evidencing all the Shares tendered hereby, in proper form for transfer, or to deliver such Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message, (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any other required documents, within three (3) trading days after the date hereof. A "trading day" is any day on which the Nasdaq Stock Market's National Market is open for business.

Name of Firm:
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Address:
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                                                                      (Zip Code)

Area Code and Telephone No.:
--------------------
Authorized Signature:
------------------------------

Name:
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Title:
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Dated:
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NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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